Income Taxes	12 Months Ended
Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
Income before Income Tax Expense
Income before income tax expense by jurisdiction for the fiscal years ended March 31, 2023, 2024 and 2025 was as follows:

	2023 (As Adjusted)	2024 (As Adjusted)	2025
	(in millions)
Domestic income (loss)	¥(588,227)	¥611,036	¥(407,567)
Foreign income	1,049,539	1,267,190	2,203,143
Total	¥461,312	¥1,878,226	¥1,795,576
Income Tax Expense
The detail of current and deferred income tax expense for the fiscal years ended March 31, 2023, 2024 and 2025 was as follows:

	2023 (As Adjusted)	2024 (As Adjusted)	2025
	(in millions)
Current:
Domestic	¥250,780	¥106,951	¥118,433
Foreign	203,213	302,494	241,724
Total	453,993	409,445	360,157
Deferred:
Domestic	(346,367)	87,990	103,533
Foreign	(60,875)	3,222	64,248
Total	(407,242)	91,212	167,781
Income tax expense	46,751	500,657	527,938
Income tax expense (benefit) reported in Accumulated OCI relating to:
Investment securities	(59,568)	33,327	(46,184)
Debt valuation adjustments	7,858	(19,707)	4,941
Derivatives qualifying for cash flow hedges	(2,268)	(120)	(436)
Defined benefit plans	(10,301)	170,191	32,952
Foreign currency translation adjustments	85,074	155,814	(11,455)
Total	20,795	339,505	(20,182)
Total	¥67,546	¥840,162	¥507,756

Prior to the fiscal year ended March 31, 2023, the MUFG Group filed tax returns on a consolidated basis for corporate income taxes within Japan, and from the beginning of fiscal year ended March 31, 2023, the MUFG Group applied the Group Tax Sharing System, where the calculation of taxable income or loss is still made based upon the combined profits or losses of the parent company and its wholly-owned domestic subsidiaries, but the tax payments are made by each of these companies.
On March 31, 2025, the Japanese Diet enacted the tax related law, “Special Measures Law for Securing Defense Funding.” As a result, starting from fiscal years beginning on or after April 1, 2026, a 4.0% surcharge will be added to the corporate tax rate. This surcharge is based on the corporate tax rate of 23.2% and entails an approximately 0.9% increase in the effective statutory rate of corporate income tax from 30.6% to 31.5%. The change in tax laws resulted in an increase of ¥20,982 million in income tax expense for the fiscal year ended March 31, 2025.
Reconciliation of Effective Income Tax Rate
Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 30.6%, 30.6%, and 30.6% for the fiscal years ended March 31, 2023, 2024 and 2025, respectively. Foreign subsidiaries are subject to income taxes of the countries in which they operate.
A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rates for the fiscal years ended March 31, 2023, 2024 and 2025 is as follows:

	2023 (As Adjusted)		2024 (As Adjusted)	2025
Combined normal effective statutory tax rate	30.6%		30.6%	30.6%
Nondeductible expenses	1.1		0.4	0.4
Impairment of goodwill	2.2		—	2.4
Foreign tax credit and payments	(6.7)		0.9	0.2
Lower tax rates applicable to income of subsidiaries	(4.1)		(1.5)	(2.5)
Change in valuation allowance	(1.3)		(1.4)	0.3
Taxation for gain on sale of shares in subsidiary	4.8	(1)	—	—
Nontaxable dividends received	(21.1)		(4.1)	(5.3)
Undistributed earnings of subsidiaries	0.2		0.9	1.8
Tax and interest expense for uncertainty in income taxes	—		—	1.7
Tax penalty and tax refund	—		—	(2.9)	(2)
Noncontrolling interest income	0.4		0.6	0.1
Effect of changes in tax laws	0.9		—	1.2
Expiration of loss carryforward	0.2		0.1	1.4
Other—net	2.9		0.2	—
Effective income tax rate	10.1%		26.7%	29.4%

Notes:
(1)In March 2023, MUAH repurchased a portion of the shares in MUAH held by MUFG and MUFG Bank. The transaction resulted in the realization of a difference between the book value of the shares in MUAH for accounting and tax purposes, resulting in a ¥22,250 million increase of income tax expense and a 4.8 percentage points increase in the effective tax rate for the fiscal year ended March 31, 2023.
(2)For the fiscal year ended March 31, 2025, MUAH recognized a tax benefit of ¥52,129 million related to the amendment of the California state tax return, resulting in a 2.9 percentage points decrease in the effective tax rate.

Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group’s net deferred tax assets at March 31, 2024 and 2025 were as follows:

	2024 (As Adjusted)	2025
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥457,344	¥390,614
Operating loss carryforwards	93,134	86,747
Loans	—	—
Accrued liabilities and other	386,583	328,371
Premises and equipment	122,705	113,572
Derivative financial instruments	530,127	649,519
Obligations under operating leases	86,288	89,790
Valuation allowance	(130,881)	(122,241)
Total deferred tax assets	¥1,545,300	¥1,536,372

	2024 (As Adjusted)	2025
	(in millions)
Deferred tax liabilities:
Investment securities (including trading account assets at fair value under the fair value option)	729,381	642,105
Loans	2,186	3,466
Intangible assets	73,522	87,064
Lease transactions	12,240	16,866
Defined benefit plans	221,440	270,634
Investments in subsidiaries and affiliates	841,186	1,002,424
Right-of-use assets of operating leases	60,432	64,074
Other	74,821	81,284
Total deferred tax liabilities	2,015,208	2,167,917
Net deferred tax liabilities	¥(469,908)	¥(631,545)
The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The valuation allowance is determined to reduce the measurement of deferred tax assets not expected to be realized. Management considers all available evidence, both positive and negative, to determine whether the valuation allowance is necessary based on the weight of that evidence. Management determines the amount of the valuation allowance based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors.
For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2024 and 2025 to the extent that it is more likely than not that they will not be realized.
Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2024, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥110,552 million and at March 31, 2025, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥130,790 million. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither the plan nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.
Furthermore, under the Japanese tax law, 95% of a dividend received from a foreign company in which a domestic company has held generally at least 25% of the outstanding shares for a continuous period of six months or more ending on the date on whi ch the dividend is declared can be excluded from the domestic company’s taxable income. Therefore, if undistributed earnings of certain foreign subsidiaries are repatriated through dividends, only 5% of the amount of dividends will be included in taxable income.
Operating Loss and Tax Credit Carryforwards
At March 31, 2025, the MUFG Group had operating loss carryforwards for corporate tax of ¥199,246 million and tax credit carryforwards of ¥9,268 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2026	¥53,901	¥315
2027	886	292
2028	1,833	153
2029	13,175	346
2030	67,607	183
2031	7,143	247
2032 and thereafter	5,394	5,911
No definite expiration date	49,307	1,821
Total	¥199,246	¥9,268
Uncertainty in Income Tax
The following is a roll-forward of the MUFG Group’s unrecognized tax benefits for the fiscal years ended March 31, 2023, 2024 and 2025:

	2023	2024	2025
	(in millions)
Balance at beginning of fiscal year	¥21,794	¥25,400	¥10,521
Gross amount of increases for current year’s tax positions	451	32	—
Gross amount of increases for prior years’ tax positions	279	—	40,882
Gross amount of decreases for prior years’ tax positions	(166)	(16,719)	(23)
Net amount of changes relating to settlements with tax authorities	—	—	(2,258)
Decreases due to lapse of applicable statutes of limitations	(116)	—	(772)
Foreign exchange translation and other	3,158	1,808	2,430
Balance at end of fiscal year	¥25,400	¥10,521	¥50,780
The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the “unrecognized tax benefits” above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the accompanying consolidated financial statements for the fiscal years ended March 31, 2023, 2024 and 2025:

	2023	2024	2025
	(in millions)
Balance at beginning of fiscal year	¥2,848	¥2,167	¥1,260
Total interest and penalties in the consolidated statements of income	(1,052)	(1,218)	(1,770)
Total cash settlements, foreign exchange translation and other	371	311	815
Balance at end of fiscal year	¥2,167	¥1,260	¥305
The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2023 and forward
United States—Federal	2019 and forward
United States—California	2017 and forward
Indonesia	2019 and forward
The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. The unrecognized tax benefits will decrease since resolved items will be removed from the balance regardless of whether their resolution results in payment or recognition. It is reasonably possible that the unrecognized tax benefits will not increase or decrease during the next twelve months.